ALLIANCE BALANCED SHARES

SEMI-ANNUAL REPORT
JANUARY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

March 26, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy, and outlook for Alliance Balanced Shares for the period ended January 31, 1999.

INVESTMENT RESULTS
Your Fund underperformed its unmanaged benchmark, a blend of 60% Standard & Poor's 500 Stock Index, 25% Lehman Brothers Government/Corporate Bond Index, and 15% Salomon Brothers 1-year Treasury Bond Index for the six-month period ended January 31, 1999. The primary reason for this underperformance was that the equity portion of the Fund did not perform as well as the S&P 500. The performance of the S&P 500 continues to be dominated by several very large companies with unusually high price/earnings ratios. Our stock selection discipline is a valuation-based process that has led us to avoid these types of securities that appear expensive and have become even more expensive over time. We have been persuaded that these excesses tend to reverse themselves over a full market cycle.

INVESTMENT RESULTS*
Periods Ended January 31, 1999

                                  TOTAL RETURNS
                              6 MONTHS      12 MONTHS
                              --------      ---------
ALLIANCE BALANCED SHARES
  Class A                       7.68%         16.75%
  Class B                       7.21%         15.72%
  Class C                       7.25%         15.75%

S&P 500 STOCK INDEX            15.02%         32.51%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX          5.75%          8.72%

SALOMON BROTHERS 1-YEAR
  TREASURY BOND INDEX           2.87%          5.60%

                                 TOTAL RETURNS
                             6 MONTHS      12 MONTHS
                              --------      ---------
COMPOSITE:
  60% S&P 500 Stock Index/
  25% Lehman Brothers
  Government/Corporate
  Bond Index/
  15% Salomon Brothers
  1-year Treasury Bond
  Index                        10.88%         22.53%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF AS OF JANUARY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE STANDARD AND POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A BROAD MEASURE OF THE PERFORMANCE OF INTERMEDIATE (ONE TO TEN YEAR) GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. THE SALOMON BROTHERS 1-YEAR TREASURY BOND INDEX REPRESENTS PERFORMANCE OF U.S. TREASURY BILLS WITH ONE-YEAR MATURITIES. THE COMPOSITE REPRESENTS A BLENDED INDEX, AS INDICATED. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


1


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Your Fund outperformed its peer group, the Lipper Balanced Funds Average, over the past six- and 12-month periods, mainly due to good stock selection.

                                       TOTAL RETURNS FOR THE PERIODS
                                          ENDED JANUARY 31, 1999
                              ----------------------------------------------
                              6 MONTHS      1 YEAR      5 YEARS     10 YEARS
                              --------      ------      -------     --------
ALLIANCE BALANCED SHARES
  Class A Shares                7.68%       16.75%       13.67%      11.05%

LIPPER BALANCED
  FUNDS AVERAGE                 7.39%       14.62%       15.62%      13.63%

* THE SIX-MONTH RETURN IS A NON-ANNUALIZED TOTAL RETURN WHILE THE FIVE- AND 10-YEAR RETURNS ARE AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 1999. THE LIPPER BALANCED FUNDS AVERAGE (LIPPER AVERAGE) REPRESENTS FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER AVERAGE RETURNS ARE BASED ON TOTAL RETURNS AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF SALES CHARGES, WHICH WOULD REDUCE TOTAL RETURN FIGURES. THE TOTAL NUMBER OF FUNDS IN THE LIPPER AVERAGE FOR EACH TIME FRAME LISTED ABOVE IS: SIX MONTHS, 434 FUNDS; ONE YEAR, 418 FUNDS; FIVE YEARS, 171 FUNDS; AND 10 YEARS, 57 FUNDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


MARKET OVERVIEW
Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Growth for all of 1998 matched the previous year's growth at 3.9%. Manufacturing, however, remained weak as world export markets declined. Inflation and unemployment remained historically low throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates from 5.50% to 4.75%.

As a result of the financial crises in Japan and numerous emerging market countries, the past 12 months have produced extremes in the performance of various financial instruments. One such extreme has been the performance of value stocks, in which price tends to be low relative to earnings or book value. Growth stocks, on the other hand, show current business expectations fostering higher prices for a given level of earnings. Over the past year, the S&P 500 returned 32.51%, but if separated into growth and value components, the growth segment's appreciation of 45.9% dwarfed the value portion's return of 18.5%.

The U.S. bond market posted solid returns in 1998. During the first half of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds, as well as mortgage-backed securities, was high. Despite strong U.S. economic growth, inflation remained low, further increasing demand in the bond market. During the third quarter, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America. The resulting flight to quality spurred a rally in the U.S. Treasury market and other safe haven government bond markets outside the U.S., while negatively impacting returns in the corporate, high yield, and mortgage bond sectors. In the fourth quarter, the high yield sector rebounded along with equity markets when the Federal Reserve cut interest rates.

INVESTMENT STRATEGY
Recognizing the high levels of equity valuations, we are currently slightly underweighted in equities versus our benchmark of 60%. In the equities area, we will maintain our focus on securities that have the most attractive valuations, while also maintaining a well diversified portfolio with a high degree of sector and industry diversification.

OUTLOOK
We are hopeful that the Federal Reserve's action in lowering U.S. interest rates last fall is the catalyst for value stocks to improve their performance in 1999, as confidence returns to the markets and demand for investments broadens out beyond a small group of large-capitalization stocks.

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, we believe global growth should continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to be moderate, with growth estimates centered around 2.9% for 1999. U.S. interest rates and inflation should remain low, allowing the U.S. Treasury market to continue to provide a safe haven during times of volatility. Thank you for your continued interest in Alliance Balanced Shares. We look forward to reporting to you on


2


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

your Fund's investment results and portfolio strategy in the coming periods. Sincerely,



John D. Carifa
Chairman and President



Paul Rissman
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      16.75%         11.79%
Five Years                    13.67%         12.69%
10 Years                      11.05%         10.57%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      15.72%         11.72%
Five Years                    12.78%         12.78%
Since Inception*              11.84%         11.84%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      15.75%         14.75%
Five Years                    12.80%         12.80%
Since Inception*              12.68%         12.68%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1998)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                         10.84%         10.78%         13.89%
5 Years                        12.95%         13.04%         13.08%
10 Years                       11.25%         11.86**        12.76**


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/4/91, Class B; 5/3/93, Class C.

**   Since Inception.


4


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES . . .
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND
GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares seeks high total return through a combination of current income and capital appreciation.

The Fund strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will generally comprise about 60% of the portfolio under normal market conditions. At times, however, stocks may make up to 75% of the portfolio. At least 25% of the portfolio will normally be comprised of fixed-income securities.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return--but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will generally be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value. The Fund may also invest up to 15% in foreign equity and fixed-income securities.

We believe that this investment policy will serve the Fund's investors very well over time.

SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO*

1/31/98
U.S. GOVERNMENT & MORTGAGES: 25.0%
CORPORATE BONDS: 9.1%
CASH: 6.2%
FOREIGN GOVERNMENT: 1.6%
STOCKS: 58.1%

7/31/98
U.S. GOVERNMENT & MORTGAGES: 23.8%
CORPORATE BONDS: 9.6%
CASH: 13.0%
STOCKS: 53.6%

1/31/99
U.S. GOVERNMENT & AGENCY OBLIGATIONS: 24.1%
CORPORATE BONDS: 12%
CASH: 9.6%
STOCKS: 54.3%


*    Based on total net assets.


5


TEN LARGEST HOLDINGS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                         $  54,353,630            19.3%
U.S. Treasury Bonds                            13,902,601             4.9
Household International, Inc.                   7,236,506             2.6
Bristol-Myers Squibb Co.                        6,614,475             2.3
Tenet Healthcare Corp.                          6,328,750             2.2
BankAmerica Corp.                               5,632,614             2.0
Citigroup, Inc.                                 5,246,609             1.9
Tyco International, Ltd.                        4,962,825             1.7
MBNA Corp.                                      4,950,162             1.7
Tyson Foods, Inc. Cl.A                          4,813,531             1.7
                                            $ 114,041,703            40.3%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

                                                  SHARES OR PRINCIPAL
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                        BOUGHT         1/31/99
-------------------------------------------------------------------------------
BankAmerica Corp.                                  84,226          84,226
Household International, Inc.                     141,000         164,700
Tenet Healthcare Corp.                            305,000         305,000
U.S. Treasury Bond, 5.25%, 11/15/28           $ 4,875,000     $ 4,875,000
U.S. Treasury Bond, 5.50%, 8/15/28            $ 3,725,000     $ 3,725,000
U.S. Treasury Bond, 6.25%, 8/15/23            $ 3,000,000     $ 3,000,000
U.S. Treasury Note, 5.75%, 8/15/03            $ 7,355,000     $ 7,355,000
U.S. Treasury Note, 6.25%, 4/30/01            $ 6,325,000     $15,250,000
U.S. Treasury Note, 6.50%, 8/31/01            $ 6,800,000     $10,450,000
U.S. Treasury Note, 6.875%, 5/15/06           $ 2,475,000     $ 2,475,000

                                                                HOLDINGS
SALES                                                SOLD       1/31/99
-------------------------------------------------------------------------------
Auburn Hills Trust, 12.00%, 5/01/20           $ 1,250,000              -0-
Australian Gas Light Co., 6.40%, 4/15/08      $ 2,000,000              -0-
Chase Manhattan Corp.                              23,600          44,400
Federal Home Loan Bank, 7.00%, 9/01/11        $ 2,269,286              -0-
Federal National Mortgage Association              36,000              -0-
Federal National Mortgage Association,
  7.00%, 5/01/28                              $ 2,937,000              -0-
Government National Mortgage Association,
  7.00%, 3/15/28                              $ 2,849,000              -0-
U.S. Treasury Bond, 6.125%, 11/15/27          $ 7,125,000     $ 1,450,000
U.S. Treasury Bond, 6.375%, 8/15/27           $ 3,740,000              -0-
The Williams Cos., Inc., 6.125%, 2/01/01      $ 2,000,000              -0-


6


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-54.3%
FINANCE-11.6%
BANKING - MONEY CENTER-1.2%
Chase Manhattan Corp.                            44,400      $ 3,416,025

BANKING - REGIONAL-3.1%
Bank One Corp.                                   59,100        3,095,362
BankAmerica Corp.                                84,226        5,632,614
                                                             ------------
                                                               8,727,976

INSURANCE-2.5%
Citigroup, Inc.                                  93,585        5,246,609
PMI Group, Inc.                                  16,000          686,000
Travelers Property Casualty Corp. C1.A           34,800        1,002,675
                                                             ------------
                                                               6,935,284

MISCELLANEOUS-4.8%
Associates First Capital Corp. Cl.A              34,800        1,411,575
Household International, Inc.                   164,700        7,236,506
MBNA Corp.                                      177,187        4,950,162
                                                             ------------
                                                              13,598,243
                                                             ------------
                                                              32,677,528

TECHNOLOGY-8.4%
COMMUNICATIONS EQUIPMENT-1.0%
Firstcom Corp. warrants, expiring
  10/27/07 (a)(b)                                14,000            7,882
Nokia Corp. (ADR) (Finland)                      19,000        2,736,000
Optel, Inc. warrants, expiring
  12/30/04 (a)                                    1,000               35
                                                             ------------
                                                               2,743,917

COMPUTER HARDWARE-0.5%
Compaq Computer Corp.                            28,600        1,362,075

COMPUTER SERVICES-2.9%
Electronic Data Systems Corp.                    76,000        3,985,250
First Data Corp.                                112,100        4,294,831
                                                             ------------
                                                               8,280,081

COMPUTER SOFTWARE-0.6%
Oracle Corp. (a)                                 33,300        1,842,947

NETWORKING SOFTWARE-0.8%
Ascend Communications, Inc. (a)                  19,200        1,679,400
FORE Systems, Inc. (a)                           30,000          505,312
                                                             ------------
                                                               2,184,712

SEMI-CONDUCTOR COMPONENTS-1.3%
Altera Corp. (a)                                 42,500        2,668,203
Atmel Corp. (a)                                  53,800          953,269
                                                             ------------
                                                               3,621,472

MISCELLANEOUS-1.3%
CSC Holdings, Inc.                                  342           39,587
Sanmina Corp. (a)                                18,600        1,231,087
Solectron Corp. (a)                              26,800        2,386,875
                                                             ------------
                                                               3,657,549
                                                             ------------
                                                              23,692,753

CONSUMER STAPLES-8.1%
BEVERAGES-0.5%
Coca-Cola Enterprises, Inc.                      40,000        1,415,000

COSMETICS-0.8%
Avon Products, Inc.                              64,200        2,371,388

FOOD-3.0%
Campbell Soup Co.                                49,900        2,342,181
Coca-Cola Co.                                    19,000        1,243,313
Tyson Foods, Inc. Cl.A                          229,900        4,813,531
                                                             ------------
                                                               8,399,025

HOUSEHOLD PRODUCTS-1.8%
Colgate-Palmolive Co.                            21,200        1,705,275


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
Procter & Gamble Co.                             20,500     $  1,862,937
Viad Corp.                                       48,000        1,377,000
                                                             ------------
                                                               4,945,212

TOBACCO-2.0%
Philip Morris Cos., Inc.                         64,500        3,031,500
RJR Nabisco Holdings Corp.                       97,000        2,619,000
                                                             ------------
                                                               5,650,500
                                                             ------------
                                                              22,781,125

HEALTH CARE-6.1%
BIOTECHNOLOGY-0.3%
Genzyme Corp. (a)                                15,000          816,094

DRUGS-2.3%
Bristol-Myers Squibb Co.                         51,600        6,614,475

MEDICAL SERVICES-3.5%
Columbia HCA/Healthcare Corp.                    96,800        1,754,500
PacifiCare Health Systems, Inc. Cl.B (a)         25,300        1,794,718
Tenet Healthcare Corp. (a)                      305,000        6,328,750
                                                             ------------
                                                               9,877,968
                                                             ------------
                                                              17,308,537

CONSUMER SERVICES-6.1%
AIRLINES-0.5%
AMR Corp. (a)                                    17,400        1,022,250
Northwest Airlines Corp. C1.A (a)                10,800          293,288
                                                             ------------
                                                               1,315,538

APPAREL-0.2%
Nautica Enterprises, Inc. (a)                    31,000          489,219

BROADCASTING & CABLE-1.1%
A.H. Belo Corp. Series A                         73,100        1,375,194
Air-Touch Communications, Inc. (a)               19,000        1,834,687
                                                             ------------
                                                               3,209,881

ENTERTAINMENT & LEISURE-1.6%
Carnival Corp. Cl.A                              10,000          490,625
Harley-Davidson, Inc.                            42,100        2,189,200
Mirage Resorts, Inc. (a)                         20,000          286,250
Royal Caribbean Cruises, Ltd.                    41,600        1,653,600
                                                             ------------
                                                               4,619,675

PRINTING & PUBLISHING-0.4%
American Banknote Corp., warrants, expiring
  12/01/02 (a)(b)                                 1,000            1,000
Donnelley (R.R.) & Sons Co.                       5,500          207,281
Gannett Co., Inc.                                13,200          868,725
                                                             ------------
                                                               1,077,006

RETAIL - GENERAL MERCHANDISE-2.3%
Dayton Hudson Corp.                              61,500        3,920,625
Federated Department Stores, Inc. (a)            40,800        1,705,950
Saks, Inc. (a)                                   23,600          868,775
                                                             ------------
                                                               6,495,350
                                                             ------------
                                                              17,206,669

ENERGY-4.5%
DOMESTIC INTEGRATED-0.9%
USX-Marathon Group                              112,200        2,552,550

DOMESTIC PRODUCERS-0.8%
Apache Corp.                                     79,500        1,530,375
Murphy Oil Corp.                                 15,000          547,500
Union Pacific Resources Group, Inc.              20,000          161,250
                                                             ------------
                                                               2,239,125

OIL SERVICE-2.6%
BJ Services Co. (a)                             105,000        1,548,750
Halliburton Co.                                  74,100        2,199,844
Noble Drilling Corp. (a)                        215,200        2,878,300


8


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                 AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Santa Fe International Corp.                     20,500      $   281,875
Transocean Offshore, Inc.                        24,800          633,950
                                                             ------------
                                                               7,542,719

MISCELLANEOUS-0.2%
AES Corp. (a)                                    15,700          528,894
                                                             ------------
                                                              12,863,288

UTILITIES-4.0%
ELECTRIC & GAS UTILITY-1.4%
CMS Energy Corp.                                  5,300          226,906
Consolidated Edison, Inc.                        52,200        2,580,637
FPL Group, Inc.                                  23,900        1,311,513
                                                             ------------
                                                               4,119,056

TELEPHONE UTILITY-2.6%
AT&T Corp.                                       39,897        3,620,653
MCI Worldcom, Inc. (a)                           45,950        3,663,077
Viatel, Inc. warrants, expiring 4/15/03 (a)         527           68,510
                                                             ------------
                                                               7,352,240

MISCELLANEOUS-0.0%
Long Distance International, Inc.
  warrants, expiring 4/13/08 (a)                  1,000            2,500
                                                             ------------
                                                              11,473,796

CAPITAL GOODS-2.4%
MACHINERY-0.4%
Case Corp.                                       52,600          996,113

MISCELLANEOUS-2.0%
Allied-Signal, Inc.                              34,000        1,326,000
United Technologies Corp.                        36,400        4,347,525
                                                             ------------
                                                               5,673,525
                                                             ------------
                                                               6,669,638

MULTI INDUSTRY COMPANIES-2.2%
Honeywell, Inc.                                   2,600          169,488
Tyco International, Ltd.                         64,400        4,962,825
U.S. Industries, Inc.                            62,300        1,175,912
                                                             ------------
                                                               6,308,225

BASIC INDUSTRIES-0.7%
CHEMICALS-0.7%
Dow Chemical Co.                                 11,000          968,688
Praxair, Inc.                                    32,200        1,040,462
                                                             ------------
                                                               2,009,150

CONSUMER MANUFACTURING-0.2%
TEXTILE PRODUCTS-0.2%
Tommy Hilfiger Corp. (a)                          9,000          634,500

Total Common Stocks & Other Investments
  (cost $126,700,946)                                        153,625,209

DEBT OBLIGATIONS-36.1%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-24.1%
U.S. Treasury Bonds
  5.25%, 11/15/28                               $ 4,875        4,994,584
  5.50%, 8/15/28                                  3,725        3,905,998
  6.125%, 11/15/27                                1,450        1,631,699
  6.25%, 8/15/23                                  3,000        3,370,320
U.S. Treasury Notes
  4.25%, 11/15/03                                 1,375        1,358,459
  5.25%, 8/15/03                                  2,050        2,105,412
  5.625%, 2/28/01                                 2,000        2,039,060
  5.75%, 8/15/03                                  7,355        7,690,535
  6.25%, 4/30/01                                 15,250       15,767,127
  6.50%, 8/31/01                                 10,450       10,915,339
  6.50%, 5/31/02                                 11,050       11,680,181
  6.875%, 5/15/06                                 2,475        2,797,517
                                                             ------------
                                                              68,256,231


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-10.9%
AEROSPACE & DEFENSE-0.4%
Raytheon Co.
  5.70%, 11/01/03                               $ 1,000     $  1,006,360

AUTOMOTIVE-0.5%
Federal Mogul Corp.
  7.75%, 7/01/06                                  1,500        1,522,241

BANKING-0.9%
Bank One Texas
  6.25%, 2/15/08                                    500          517,695
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,616,530
Citicorp
  6.375%, 11/15/08                                  500          515,265
                                                             ------------
                                                               2,649,490

ELECTRIC & GAS UTILITY-1.3%
CMS Energy Corp.
  7.50%, 1/15/09                                    500          516,548
Connecticut Light & Power Co.
  6.125%, 2/01/04                                 1,000          976,160
Niagara Mohawk Power Corp.
  7.75%, 10/01/08                                 1,000        1,105,069
Public Service Co.
  7.10%, 8/01/05                                  1,000        1,009,373
                                                             ------------
                                                               3,607,150

ELECTRONICS-0.4%
Motorola, Inc.
  6.50%, 11/15/28                                 1,000        1,027,540

FINANCIAL-0.9%
Advanta Capital Trust I
  8.99%, 12/17/26                                 1,000          406,155
Household Finance Corp.
  6.50%, 11/15/08                                 1,000        1,044,250
Merrill Lynch & Co., Inc.
  6.375%, 10/15/08                                1,000        1,042,001
                                                             ------------
                                                               2,492,406

INDUSTRIAL-2.7%
Aramark Services, Inc.
  7.00%, 7/15/06                                    575          593,917
CBS Corp.
  7.15%, 5/20/05                                  1,000        1,057,360
Comcast Cable Communications
  6.20%, 11/15/08                                 2,500        2,570,873
Harrahs Operating, Inc.
  7.50%, 1/15/09                                  1,000        1,009,525
Qwest Communications
International, Inc.
  7.25%, 11/01/08                                 1,465        1,547,406
Seagate Technology, Inc.
  7.45%, 3/01/37                                  1,000          968,710
                                                             ------------
                                                               7,747,791

INSURANCE-1.6%
Arkwright CSN Trust
  9.625%, 8/15/26 (b)                             1,000        1,160,610
Frank Russell & Co.
  5.625%, 1/15/09                                 1,000        1,002,664
Prudential Insurance Co.
  8.30%, 7/01/25 (b)                              2,000        2,427,454
                                                             ------------
                                                               4,590,728

RETAIL-0.4%
Rite Aid Corp.
  6.125%, 12/15/08 (b)                            1,000        1,010,810

SURFACE TRANSPORTATION-0.4%
Union Pacific Corp.
  6.625%, 2/01/08                                 1,100        1,149,293

TELEPHONE UTILITIES-1.4%
Long Distance International, Inc.
  12.25%, 4/15/08 (b)                             1,000          800,000
MCI Worldcom, Inc.
  6.95%, 8/15/28                                  1,000        1,084,858
Sprint Capital Corp.
  6.125%, 11/15/08                                1,000        1,026,319


10


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
TPSA Finance BV
  7.75%, 12/10/08 (b)                            $  500     $    497,573
Viatel, Inc.
  0.00%, 4/15/08 (b)(c)                           1,000          595,000
                                                             ------------
                                                               4,003,750
                                                             ------------
                                                              30,807,559

YANKEE BOND-1.1%
Empresa Electrica Del Norte, SA
  7.75%, 3/15/06 (b)                              1,685          758,250
Fuji LLC Pfd
  9.87%, 12/31/49 (b)(c)                          1,200          907,479
Province of Quebec
  7.00%, 1/30/07                                  1,000        1,084,320
Tenaga Nasional Berhad
  7.625%, 4/29/07                                   500          394,600
                                                             ------------
                                                               3,144,649

Total Debt Obligations
  (cost $103,307,099)                                        102,208,439

SHORT-TERM INVESTMENTS-8.7%
COMMERCIAL PAPER-8.7%
American Express Co.
  4.84%, 2/05/99                                  6,475        6,471,518
Ford Motor Credit Corp.
  4.80%, 2/04/99                                  1,600        1,599,360
  4.80%, 2/05/99                                  2,900        2,898,453
General Electric Capital Corp.
  4.82%, 2/12/99                                 11,400       11,383,210
Prudential Funding Corp.
  4.84%, 2/10/99                                  2,160        2,157,387

Total Short-Term Investments
  (cost $24,509,928)                                          24,509,928

TOTAL INVESTMENTS-99.1%
  (cost $254,517,973)                                        280,343,576

Other assets less liabilities-0.9%                             2,502,112

NET ASSETS-100%                                             $282,845,688


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At January 31, 1999, the aggregate market value of these securities amounted to $8,166,058 representing 2.9% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at January 31, 1999.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


11


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $254,517,973)        $ 280,343,576
  Cash                                                                 158,139
  Dividends and interest receivable                                  1,971,427
  Receivable for capital stock sold                                  1,176,334
  Receivable for investment securities sold                            510,000
  Prepaid expenses                                                       7,712
  Total assets                                                     284,167,188

LIABILITIES
  Payable for investment securities purchased                          627,021
  Payable for capital stock redeemed                                   166,742
  Distribution fee payable                                             141,163
  Advisory fee payable                                                 121,619
  Unclaimed dividends                                                   90,989
  Accrued expenses                                                     173,966
  Total liabilities                                                  1,321,500

NET ASSETS                                                       $ 282,845,688

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     188,193
  Additional paid-in capital                                       252,091,004
  Undistributed net investment income                                  245,846
  Accumulated net realized gain on investments and
    foreign currency transactions                                    4,495,042
  Net unrealized appreciation of investments                        25,825,603
                                                                 $ 282,845,688

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($146,253,492 / 9,586,516 shares of capital stock
    issued and outstanding)                                             $15.26
  Sales charge--4.25% of public offering price                             .68
  Maximum offering price                                                $15.94

  CLASS B SHARES
  Net asset value and offering price per share
    ($79,805,293 / 5,403,508 shares of capital stock
    issued and outstanding)                                             $14.77

  CLASS C SHARES
  Net asset value and offering price per share
    ($54,295,754 / 3,666,045 shares of capital stock
    issued and outstanding)                                             $14.81

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,491,149 / 163,211 shares of capital stock
    issued and outstanding)                                             $15.26


See notes to financial statements.


12


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $2,973,170
  Dividends                                            827,308    $  3,800,478

EXPENSES
  Advisory fee                                         667,743
  Distribution fee - Class A                           157,741
  Distribution fee - Class B                           296,512
  Distribution fee - Class C                           145,400
  Transfer agency                                      154,759
  Administrative                                        81,234
  Custodian                                             54,560
  Audit and legal                                       40,067
  Registration                                          29,203
  Printing                                              21,241
  Directors' fees                                       14,674
  Miscellaneous                                         20,671
  Total expenses                                     1,683,805
  Less: expense offset arrangement (see Note B)        (13,614)
  Net expenses                                                       1,670,191
  Net investment income                                              2,130,287

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       7,216,464
  Net realized loss on foreign currency
    transactions                                                       (38,551)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                     10,596,150
    Foreign currency denominated assets
      and liabilities                                                  (33,701)
  Net gain on investments and foreign
    currency transactions                                           17,740,362

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 19,870,649


See notes to financial statements.


13


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                 JANUARY 31, 1999   JULY 31,
                                                   (UNAUDITED)       1998
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,130,287   $  3,053,339
  Net realized gain on investments and foreign
    currency transactions                             7,177,913     29,332,189
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities      10,562,449    (10,793,637)
  Net increase in net assets from operations         19,870,649     21,591,891

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,470,770)    (2,363,867)
    Class B                                            (566,087)      (490,313)
    Class C                                            (313,995)      (113,289)
    Advisor Class                                       (26,472)       (39,763)
  Net realized gain on investments
    Class A                                         (12,913,255)   (14,565,359)
    Class B                                          (6,056,631)    (3,474,566)
    Class C                                          (1,923,365)      (778,193)
    Advisor Class                                      (212,403)      (200,006)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      102,172,177     37,952,547
  Total increase                                     98,559,848     37,519,082

NET ASSETS
  Beginning of year                                 184,285,840    146,766,758
  End of period (including undistributed net
    investment income of $245,846 and $492,883,
    respectively)                                  $282,845,688   $184,285,840


See notes to financial statements.


14


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999 (UNAUDITED)                           ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $81,234 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $141,145 for the six months ended January 31, 1999.

In addition, for the six months ended January 31, 1999, the Fund's expenses were reduced by $13,614 under an expense offset arrangement with Alliance Fund Services, Inc. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $16,147 from the sales of Class A shares and $53,275, and $5,955 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended January 31, 1999 amounted to $132,267, of which $4,500 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,462,993 and $704,671, for Class B and Class C


16


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $120,005,066 and $62,265,261, respectively, for the six months ended January 31, 1999. There were purchases of $89,954,043 and sales of $69,891,401 of U.S. government and government agency obligations for the six months ended January 31, 1999.

At January 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $37,015,509 and gross unrealized depreciation of investments was $11,189,906 resulting in net unrealized appreciation of $25,825,603 excluding foreign currency transactions.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At January 31, 1999, the Fund had no outstanding forward exchange currency contracts, to sell foreign currencies against the U.S. dollar.

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended January 31, 1999, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JANUARY 31, 1999  JULY 31,   JANUARY 31, 1999   JULY 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,609,149       783,081    $ 24,264,393    $ 12,635,293
Shares issued in
  reinvestment of
  dividends and
  distributions          795,514       944,535      11,629,100      13,941,229
Shares converted
  from Class B            47,895        50,090         738,277         801,099
Shares redeemed         (606,172)   (1,181,568)     (9,077,742)    (18,857,650)
Net increase           1,846,386       596,138    $ 27,554,028    $  8,519,971

CLASS B
Shares sold            2,490,162     1,722,326    $ 36,534,437    $ 26,664,861
Shares issued in
  reinvestment of
  dividends and
  distributions          376,336       257,589       5,331,787       3,707,795
Shares converted
  to Class A             (49,289)      (51,381)       (738,277)       (801,099)
Shares redeemed         (484,379)     (385,826)     (6,957,416)     (5,962,038)
Net increase           2,332,830     1,542,708    $ 34,170,531    $ 23,609,519

CLASS C
Shares sold            3,160,546       444,670    $ 42,536,929    $  6,856,999
Shares issued in
  reinvestment of
  dividends and
  distributions          118,261        55,815       1,681,499         805,036
Shares redeemed         (309,860)     (150,879)     (4,218,351)     (2,339,536)
Net increase           2,968,947       349,606    $ 40,000,077    $  5,322,499

ADVISOR CLASS
Shares sold               26,214        28,502    $    348,900    $    441,571
Shares issued in
  reinvestment of
  dividends and
  distributions           16,195        16,203         236,802         239,736
Shares redeemed           (9,349)      (11,315)       (138,161)       (180,749)
Net increase              33,060        33,390    $    447,541    $    500,558


18


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTEF: ACQUISITION OF ALLIANCE INCOME BUILDER
On November 13, 1998 the Fund acquired all of the assets of Alliance Income Builder pursuant to the plan of reorganization approved by Alliance Income Builder shareholders on November 2, 1998. The acquisition was accomplished by a tax-free exchange of 3,540,562 shares of the Fund for 4,942,481 shares of Alliance Income Builder on November 13, 1998. The aggregate net assets of the Fund and Alliance Income Builder immediately before the acquisition were $191,606,941 and $48,749,196. Immediately after the acquisition the combined net assets of the Fund amounted to $240,356,137.


NOTE G: SUBSEQUENT EVENT
On February 1, 1999 the Fund acquired all of the assets of Alliance Strategic Balanced Fund pursuant to the plan of reorganization approved by Alliance Strategic Balanced Fund shareholders on December 18, 1998. The acquisition was accomplished by a tax-free exchange of 2,394,940 shares of the Fund for 3,232,951 shares of Alliance Strategic Balanced Fund on February 1, 1999. The aggregate net assets of the Fund and Alliance Strategic Balanced Fund immediately before the acquisition were $281,968,797 and $56,818,236. Immediately after the acquisition the combined net assets of the Fund amounted to $338,787,033.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 1999.


19


FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS A
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS                                                         OCTOBER 1,
                                          ENDED                                                              1993
                                        JANUARY 31,                   YEAR ENDED JULY 31,                   THROUGH    YEAR ENDED
                                           1999        --------------------------------------------------   JULY 31,  SEPTEMBER 30,
                                        (UNAUDITED)       1998         1997         1996         1995        1994(A)       1993
                                        -----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period       $15.97         $16.17       $14.01       $15.08       $13.38       $14.40       $13.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .17(b)         .33(b)       .31(b)       .37          .46          .29          .34
Net realized and unrealized gain (loss)
  on investment transactions                  .95           1.86         3.97          .45         1.62         (.74)        1.29
Net increase (decrease) in net asset
  value from operations                      1.12           2.19         4.28          .82         2.08         (.45)        1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.18)          (.32)        (.32)        (.41)        (.36)        (.28)        (.43)
Distributions from net realized gains       (1.65)         (2.07)       (1.80)       (1.48)        (.02)        (.29)          -0-
Total dividends and distributions           (1.83)         (2.39)       (2.12)       (1.89)        (.38)        (.57)        (.43)
Net asset value, end of period             $15.26         $15.97       $16.17       $14.01       $15.08       $13.38       $14.40

TOTAL RETURN
Total investment return based on net
  asset value (c)                            7.68%         14.99%       33.46%        5.23%       15.99%       (3.21)%      12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $146,253       $123,623     $115,500     $102,567     $122,033     $157,637     $172,484
Ratio of expenses to average net assets      1.25%(d)(e)    1.30%(e)     1.47%(e)     1.38%        1.32%        1.27%(d)     1.35%
Ratio of net investment income to
  average net assets                         2.27%(d)       2.07%        2.11%        2.41%        3.12%        2.50%(d)     2.50%
Portfolio turnover rate                        67%           145%         207%         227%         179%         116%        1.88%



See footnote summary on page 23.

20

                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS B
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS                                                         OCTOBER 1,
                                          ENDED                                                              1993
                                        JANUARY 31,                   YEAR ENDED JULY 31,                   THROUGH    YEAR ENDED
                                           1999        --------------------------------------------------   JULY 31,  SEPTEMBER 30,
                                        (UNAUDITED)       1998         1997         1996         1995        1994(A)       1993
                                        -----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period       $15.54         $15.83       $13.79       $14.88       $13.23       $14.27      $13.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .11(b)         .21(b)       .19(b)       .28          .30          .22         .29
Net realized and unrealized gain (loss)
  on investment transactions                  .91           1.81         3.89          .42         1.65         (.75)       1.22
Net increase (decrease) in net asset
  value from operations                      1.02           2.02         4.08          .70         1.95         (.53)       1.51

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.14)          (.24)        (.24)        (.31)        (.28)        (.22)       (.37)
Distributions from net realized gains       (1.65)         (2.07)       (1.80)       (1.48)        (.02)        (.29)         -0-
Total dividends and distributions           (1.79)         (2.31)       (2.04)       (1.79)        (.30)        (.51)       (.37)
Net asset value, end of period             $14.77         $15.54       $15.83       $13.79       $14.88       $13.23      $14.27

TOTAL RETURN
Total investment return based on net
  asset value (c)                            7.21%         14.13%       32.34%        4.45%       15.07%       (3.80)%     11.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $79,805        $47,728      $24,192      $18,393      $15,080      $14,347     $12,789
Ratio of expenses to average net assets      2.00%(d)(e)    2.06%(e)     2.25%(e)     2.16%        2.11%        2.05%(d)    2.13%
Ratio of net investment income to
  average net assets                         1.51%(d)       1.34%        1.32%        1.61%        2.30%        1.73%(d)    1.72%
Portfolio turnover rate                        67%           145%         207%         227%         179%         116%        188%


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS C
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS                                                         OCTOBER 1,     MAY 3,
                                          ENDED                                                               1993        1993(F)
                                        JANUARY 31,                   YEAR ENDED JULY 31,                   THROUGH         TO
                                           1999        --------------------------------------------------   JULY 31,  SEPTEMBER 30,
                                        (UNAUDITED)       1998         1997         1996         1995        1994(A)       1993
                                        -----------    -----------  -----------  -----------  -----------  -----------  -----------

Net asset value, beginning of period       $15.57         $15.86       $13.81       $14.89       $13.24       $14.28     $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .11(b)         .21(b)       .20(b)       .26          .30          .24        .11
Net realized and unrealized gain (loss)
  on investment transactions                  .92           1.81         3.89          .45         1.65         (.77)       .71
Net increase (decrease) in net asset
  value from operations                      1.03           2.02         4.09          .71         1.95         (.53)       .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.14)          (.24)        (.24)        (.31)        (.28)        (.22)      (.17)
Distributions from net realized gains       (1.65)         (2.07)       (1.80)       (1.48)        (.02)        (.29)        -0-
Total dividends and distributions           (1.79)         (2.31)       (2.04)       (1.79)        (.30)        (.51)      (.17)
Net asset value, end of period             $14.81         $15.57       $15.86       $13.81       $14.89       $13.24     $14.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                            7.25%         14.09%       32.37%        4.52%       15.06%       (3.80)%     6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $54,296        $10,855       $5,510       $6,096       $5,108       $6,254       $1,487
Ratio of expenses to average net assets      1.98%(d)(e)    2.05%(e)     2.23%(e)     2.15%        2.09%        2.03%(d)   2.29%(d)
Ratio of net investment income to
  average net assets                         1.54%(d)       1.36%        1.37%        1.63%        2.32%        1.81%(d)   1.47%(d)
Portfolio turnover rate                        67%           145%         207%         227%         179%         116%       188%


See footnote summary on page 23.


22


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     ADVISOR CLASS
                                            ------------------------------------
                                            SIX MONTHS                  OCTOBER 2,
                                               ENDED                     1996(F)
                                            JANUARY 31,   YEAR ENDED      TO
                                               1999        JULY 31,     JULY 31,
                                            (UNAUDITED)     1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $15.98       $16.17       $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .19          .37          .23
Net realized and unrealized gain
  on investment transactions                     .93         1.87         3.22
Net increase in net asset
  value from operations                         1.12         2.24         3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.19)        (.36)        (.27)
Distributions from net realized gains          (1.65)       (2.07)       (1.80)
Total dividends and distributions              (1.84)       (2.43)       (2.07)
Net asset value, end of period                $15.26       $15.98       $16.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                               7.75%       15.32%       25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $2,491       $2,079       $1,565
Ratio of expenses to average net assets (e)     1.00%(d)     1.06%        1.30%(d)
Ratio of net investment income to
  average net assets                            2.51%(d)     2.33%        2.15%(d)
Portfolio turnover rate                           67%         145%         207%


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                           SIX MONTHS ENDED      YEAR ENDED JULY 31,
                              JANUARY 31,      ------------------------
                                 1999              1998         1997
                             -----------       -----------  -----------
     Class A                     1.24%             1.29%        1.46%
     Class B                     1.99%             2.05%        2.24%
     Class C                     1.97%             2.04%        2.22%
     Advisor Class                .99%             1.05%        1.29%

(f)  Commencement of distribution.


23


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL C. RISSMAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
CORIN MOLOF HILL, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


25


ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALSR